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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 16, 2005

                              EP MedSystems, Inc.
             (Exact name of registrant as specified in its charter)

                                    0-28260
                            (Commission File Number)

              New Jersey                             22-3212190
     (State or other jurisdiction of     (I.R.S. Employer Identification No.)
              incorporation)

           575 Route 73 N. Building D, West Berlin, New Jersey 08091
            (Address of principal executive offices, with zip code)

                                 (856) 753-8533
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01 OTHER EVENTS

SECURITIES AND EXCHANGE COMMISSION CONFIDENTIAL, INFORMAL INQUIRY:

     In a letter dated August 16, 2005, EP MedSystems, Inc. (the "Company") was informed by the Philadelphia District Office of the Securities and Exchange Commission (the "SEC District Office") that the Securities and Exchange Commission (the "Commission") is conducting a confidential, informal inquiry to determine whether there have been violations of certain provisions of the federal securities laws in connection with the Company's financial and accounting reporting, including relating to disclosures the Company made in its Form 8-K filed with the Commission on August 12, 2005 regarding ongoing government investigations of sales by the Company of its products to Iran.

     The letter from the SEC District Office states that the inquiry is confidential and should not be construed as an expression of opinion on the part of the Commission or the staff of the Commission that any violation of law has occurred, nor should the inquiry reflect adversely on the character or reliability of any person or entity or on the merits of any security involved.

     The SEC District Office letter further states that the Company's cooperation with respect to this informal inquiry is voluntary at this time. However, the Company intends to cooperate fully with, and assist the Commission with respect to, this inquiry. The Company cannot predict the outcome of this informal inquiry at this time, and, as a result, no conclusion can be reached as to what impact, if any, this inquiry may have on the Company or its operations.

FORWARD LOOKING STATEMENTS:

     This Current Report on Form 8-K may contain certain statements of a forward-looking nature relating to future events or the future financial performance of the Company. Forward-looking statements include information concerning our possible or assumed future results of operations and statements preceded by, followed by or including the words "believes", "expects", "anticipates", "intends", "plans", "estimates" or similar expressions. Such forward-looking statements are based on our management's beliefs and assumptions and on information currently available to the Company's management. Such forward-looking statements are only predictions and are subject to risks and uncertainties that could cause actual results or events to differ materially and adversely from the events discussed in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the Company's history of losses, uncertainty of market acceptance of our products and level of sales, uncertainty of future profitability and future liquidity needs, possible costs, fines, penalties or sanctions that may be incurred in connection with existing or future government inquiries and civil and criminal investigations, and risks regarding regulatory approvals and demand for new and existing products, as stated in the Company's Annual Report filed on Form 10-KSB and Quarterly Reports filed on Form 10-Q and Form 10-QSB.

     The Company cautions investors and others to review the cautionary statements set forth in this Quarterly Report on Form 8-K and in the Company's other reports filed with the Securities and Exchange Commission, and cautions that other factors may prove to be important in affecting the Company's business and results of operations. Readers are cautioned not to place undue reliance on this report and other forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                EP MEDSYSTEMS, INC.



Date: August 24, 2005                           By:  /s/ Matthew C. Hill
                                                    ---------------------------
                                                     Matthew C. Hill
                                                     Chief Financial Officer




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